UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 27, 2013

ENERJEX RESOURCES, INC.

(Exact Name of Registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

000-30234	88-0422242
(Commissioner File Number)	(IRS Employer Identification No.)

4040 Broadway, Suite 508, San Antonio, Texas 78209

(Address of principal executive offices)

(210) 451-5545

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act of (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act of (17 CFR 240.13e-4(c))

Item 5.07.  Submission of Matters to a Vote of Security Holders

The special meeting of stockholders of the Company was held on September 27, 2013.  At the special meeting, the following matters were submitted to a vote of the Company’s security holders with the results indicated:

Proposal 1 – Approval of Issuance of EnerJex Common Stock Pursuant to Agreement and Plan of Merger

Stockholders approved the issuance of additional shares of common stock pursuant to the Agreement and Plan of Merger (Merger) dated July 23, 2013. Details concerning the vote on proposal 1 are set forth below:

For	52,712,853
Against	1,001
Withheld	10

Proposal 2 – Approve an Adjournment of the EnerJex Special Meeting

Stockholders approved to adjourn the special meeting. Details concerning the vote on proposal 2 are set forth below:

For	52,317,437
Against	11,011
Withheld	10

A copy of the press release, dated September 27, 2013, announcing the stockholder voting is included in Exhibit 99.1 to this Form 8-K and incorporated into this Item 5.07 herein by reference.

Item 8.01 Other Events

We have previously filed against Husch Blackwell LLP and certain of its principals (Defendants) an action (HB Litigation), in which we are seeking damages arising from alleged breaches of contract, legal malpractice, breaches of fiduciary duty, and fraud by the Defendants. As permitted under that certain Merger , the Board of Directors desires to declare a stock dividend to holders of ENRJ's issued and outstanding shares of common stock as of a record date prior to the closing of the merger contemplated by the Merger. The board of directors declared a stock dividend payable with respect to ENRJ's issued and outstanding as-converted shares of common stock, for record holders of such shares as of the date (Record Date) that is the later of (i) the close of trading on September 26, 2013, or (ii) the last trading day (for the principal market in which ENRJ's shares are traded) ended immediately prior to the effective date of the merger of Black Raven Energy, Inc., with and into BRE Sub, Inc., our wholly owned subsidiary, which dividend is payable with respect to each issued and outstanding as-converted share of our common stock on the Record Date, in a number of shares of common stock equal to the quotient of:

(i) a fraction, (x) the numerator of which is ENRJ's "Net Recovery"  in the HB Litigation, and (y) the denominator of which is $0.70, divided by

(ii) the aggregate number of issued and outstanding as-converted shares of ENRJ's common stock on the Record Date.

Item 9.01  Financial Statements and Exhibits

(d)	Exhibits.

99.1	Press Release dated September 27, 2013.

2

Forward-Looking Statements

This current report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  All statements other than statements of historical fact included or incorporated by reference in this report that address activities, events or developments that EnerJex expects, believes or anticipates will or may occur in the future are forward-looking statements including, in particular, statements about the proposed Merger between BRE and Merger Sub, pursuant to which BRE would become a wholly owned subsidiary of EnerJex, the terms, timing, conditions to and anticipated completion of the proposed Merger, the expected ownership of EnerJex after the Merger and the composition of EnerJex’s board of directors and management team after the Merger; the description of BRE’s assets and businesses; the potential benefits of the proposed Merger to EnerJex’s and BRE’s stockholders; and EnerJex’s plans, objectives, expectations and intentions with respect to future operations and products after the Merger.  EnerJex has identified some of these forward-looking statements with words like “intends,” “anticipates,” “expects,” “plans,” “will,” “may,” “believes,” “could,” “would,” “continue,” other words of similar meaning, derivations of such words and the use of future dates.  These forward-looking statements are based on EnerJex’s current expectations about future events and are subject to a number of assumptions, risks and uncertainties, all of which are difficult to predict and many of which are beyond EnerJex’s control and could cause actual results to differ materially from those matters expressed or implied by EnerJex’s forward-looking statements. Forward-looking statements are only predictions or statements of current plans and can be affected by inaccurate assumptions EnerJex might make or by known or unknown risks and uncertainties, including, among others, the failure of the EnerJex stockholders to approve the issuance of shares required by the Merger Agreement; the failure of either party to meet the other conditions to closing of the Merger; delays in completing the Merger and the risk that the Merger may not be completed at all; the failure to realize the anticipated benefits from the Merger or delay in realization thereof; the failure of the businesses of EnerJex and BRE to be combined successfully, or that such combination may take longer or be more difficult or costly to accomplish than expected; operating costs and business disruption during the pendency of and following the Merger, including adverse effects on employee retention and on business relationships with third parties; EnerJex’s need for and ability to obtain additional financing after the Merger; the marketing success of EnerJex’s licensees or sublicensees; and general business and economic conditions before and after the Merger.  For more information regarding these and other uncertainties and factors that could cause EnerJex’s actual results to differ materially from what EnerJex has anticipated in its forward-looking statements or otherwise could materially adversely affect the Merger and EnerJex’s business, financial condition or operating results, see “Part I — Item 1A. Risk Factors” of EnerJex’s annual report on Form 10-K for the fiscal year ended December 31, 2012. The risks and uncertainties described in such report are not exclusive and further information concerning EnerJex and its business, including factors that potentially could materially affect its financial results or condition, may emerge from time to time. EnerJex assumes no obligation to update, amend or clarify forward-looking statements to reflect actual results or changes in factors or assumptions affecting such forward-looking statements, except as otherwise required by law. EnerJex advises you, however, to consult any further disclosures EnerJex makes on related subjects in its future annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K that EnerJex files with or furnishes to the SEC.

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENERJEX RESOURCES, INC., a Nevada corporation

Date: September 27, 2013	By:	/s/ Robert G. Watson, Jr.
Robert G. Watson, Jr. Chief Executive Officer and
President

4